Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,000
Previously Paid Amount	(0)
Total Fee Amount	41,430.00
Total Offset Amount	(0)
Net Fee	$ 41,430.00